UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of report:  November 6, 1998 and November 30, 1998

                            RIGID AIRSHIP USA, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     Nevada                                                      88-0410474
--------------------------------------------------------------------------------
(STATE OR OTHER                       (COMMISSION             (I.R.S. EMPLOYER
JURISDICTION                          FILE NUMBER)           IDENTIFICATION NO.)
OF INCORPORATION)


                            1800 East Sahara Avenue
                                   Suite 107
                            Las Vegas, Nevada 89104
                         Telephone Number 702-939-0390
                           Fax Number (702) 734-7500
--------------------------------------------------------------------------------
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)


                            Synfuel Technology, Inc.
                                3631 Seneca Lane
                            Las Vegas, Nevada 89109
         (Former Name or Former Address, of change since last address.

Item 1.      CHANGES IN CONTROL OR REGISTRANT.

         On November 9, 1998 the company completed a reverse stock split of all the outstanding shares of common stock, par value One Tenth of a Cent ($.001) per share, on a one (1) share for three (3) share basis.

         On November 9, 1998 Rigid Holding NV a Curacoa corporation, acquired 26,000,000 shares of common stock and 20,000,000 of preferred stock of the company. These shares represented approximately (89.89)% of the total outstanding stock of the Company and effectively constituted a majority stockholding position.

Item 2.      ACQUISITION OR DISPOSITION OF ASSETS

         On November 9, 1998 the Company disposed of all of its assets and liabilities under an Agreement the company agreed to transfer all of its existing assets and business to San Pedro Securities whereby company paid San Pedro Securities the sum of $200,000, in exchange for the assumption of any and all liabilities of the company, in order for the company to explore new business opportunities.

         On November 9, 1998 the company entered into an agreement to License the USA rights to the Rigid Airship design concept, in exchange for the transfer of 26,000,000 (twenty six million shares) shares of common stock and 20,000,000 of preferred stock and a Royalty of 3% of the gross revenues of the company, and the company has exclusive License agreement for the USA to manufacture, operate for its own account or market to third parties the unique design concept of the Rigid Airship. A copy of which is incorporated herein as exhibit X.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.


Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.


Item 5.  OTHER MATERIALLY IMPORTANT EVENTS.

         On November 9, 1998 the company placed an order with Rigid Airship Design NV of the Netherlands for the design and production of two 180 airships of Rigid structure, each measuring 180 meters in length. The Purchase order provides for a purchase price of NLG 120,000,000 therefore NLG 60,000,000 per airship. The Purchase price shall be payable as to a deposit of $4,000,000 upon completion of a Second Private Placement of the company's stock to be undertaken during the first quarter of 1999. The balance of the purchase price shall be affected in accordance with the payment schedule as provided for in the Purchase Agreement the terms and conditions of which are more fully described in the Purchase and Sale agreement which is attached hereto as Exhibit X and incorporated herein by reference.

Item 6. RESIGNATIONS AND APPOINTMENT OF REGISTRANT'S PRESIDENT, SECRETARY, VICE PRESIDENT AND DIRECTORS

         On November 6th 1998 pursuant to a special meeting of the directors of the company, Joseph Mikacevich, President/Director, Laura Olson, Secretary/Director and Ligita Pavars, Vice President/Directors tendered by resignation from the company and nominated Anne ME Greyling as President, Secretary and sole Director.

         Resignation and Appointment of Registrant's Secretary and Directors.

         On November 16, 1998 pursuant to a special meeting of the directors of the company, Anne ME Greyling President, Secretary and Director tendered her resignation from the company and nominated Dow Stewart as President/Director and Elenora Shumski Secretary.

Item 7.  FINANCIA1 STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 'A' License and Royalty Agreement
         Exhibit 'B'  Purchase and Sale Agreement

Item 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

                            SYNFUEL TECHNOLOGY, INC.
                         FINANCIAL STATEMENTS AND REPORT
                  OF INDEPENDENT CERTIFIED PUBLIC- ACCOUNTANTS
           November 30, 1997, December 31, 1996, and December 31, 1995



                        ANDERSEN ANDERSEN & STRONG, L.C.
              Certified Public Accountants and Business Consultants
                    .Member SEC Practice Section of the AICPA

================================================================================


                          o CPA Letter
                          o Balance Sheet
                          o Statement of Operations
                          o Statement of Changes in Stockholders Equity
                          o Statement of Cash Flows
                          o Notes to Financial Statements
                          o Synfuel Home Page

                            SYNFUEL TECHNOLOGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS
                     NOVEMBER 30, 1997 AND DECEMBER 31, 1996

                                                         NOVEMBER 30,   DECEMBER 31,
                                                             1997           1996
                                                         -----------    -----------
ASSETS
CURRENT ASSETS
Cash                                                     $        --    $        --
Accounts receivable                                           15,724          6,700
Total Current Assets                                          15,724          6,700

FURNITURE AND EQUIPMENT -
net of accumulated depreciation - Note 2                      29,743         23,173

OTHER ASSETS

Real property - Note 3                                     1,509,840        957,697
Coal lease - Note 4                                           16,900         16,520
Equitable securities - Note 5                                 26,148             --
Available-for-sale securities - Note 6                         9,375          9,600
Art - Note 7                                                 201,180        201,180
                                                           1,763,443      1,184,997

                                                         $ 1,808,910    $ 1,214,870
                                                         -----------    -----------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Notes payable - current - Note 8                              22,436         20,728
Accounts payable                                             391,558        370,567
Total Current Liabilities                                    413,994        391,295

                            SYNFUEL TECHNOLOGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS (continued)
                     NOVEMBER 30, 1997 AND DECEMBER 31, 1996

                                                         NOVEMBER 30,   DECEMBER 31,
                                                             1997           1996
                                                         -----------    -----------

LONG TERM LIABILITIES

Notes payable - long term - Note 8                           124,562         81,444
Total Liabilities                                            538,556        472,739

STOCKHOLDERS' EQUITY

Preferred stock
20,000,000 cumulative shares authorized at
$0.01 par value; 35 shares outstanding

Common stock -
50,000,000 shares authorized, at $0.001 par
value; 916,377 shares issued and outstanding
at November 30; 220,029 at December 31                           916            220
Capital in excess of par value                             7,536,378      6,213,934
Common stock subscribed - Note 9                              34,000

Less - common stock subscriptions receivable - Note 10   $(3,344,739)   $(2,633,706)
Deficit accumulated during the development stage         $(2,956,201)   $(2,838,317)

Total Stockholders'Equity                                  1,270,354        742,131
                                                         -----------    -----------
                                                         $ 1,808,910    $ 1,214,870
                                                         ===========    ===========

   The accompanying notes are an integral part of these financial statements

ANDERSEN ANDERSEN & STRONG, L.C.                  941 East 3300 South, Suite 202

Certified Public Accountants
 and Business Consultants                             Salt Lake City, Utah 84106

MEMBER SEC PRACTICE SECTION OF THE AICPA                  Telephone 801 486-0096
                                                               Fax  901 486-0098
                                                       E-mail KAndersen @msn.com

                           ACCOUNTANTS' REVIEW REPORT

Board of Directors
Synfuel Technology, Inc.
Salt Lake City, Utah

We have reviewed the accompanying balance sheets of Synfuel Technology, Inc. at November 30, 1997 and December 31, 1996, and the statements of operations, stockholders' equity, and cash flows for the eleven months ended November 30, 1997 and the years ended December 31, 1996 and 1995, and the period from September 22, 1983 (date of inception) to November 30, 1997 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the board of directors of Synfuel Technology, Inc.

The review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has been in the development stage since it's inception and has suffered recurring losses from operations, which raises substantial doubt about it's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 11. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Salt Lake City, Utah
December 15, 1997


        A member of ACF International with affiliated offices worldwide
================================================================================


                            SYNFUEL TECHNOLOGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
              FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1997 AND THE
           YEARS ENDED DECEMBER 31, 1996 AND 1995 AND THE PERIOD FROM
           SEPTEMBER 22, 1993 (DATE OF INCEPTION) TO NOVEMBER 30, 1997

                                                                                    SEPTEMBER 22, 1983
                                                                                    (DATE OF INCEPTION)
                                            1997         1996              1995     TO NOVEMBER 30, 1997
                                            ----         ----              ----     --------------------
CASH FLOWS FROM OPERATING
Net loss                                  (117,884)    (1,096,451)      (377,089)    (2,956,201)

Adjustments to reconcile net loss to
net cash provided by operating
activities:

Depreciation and amortization                7,154          5,840         11,927         63,484
Loss prepaid advertising                        --        500,000             --        500,000
(Increase) in accounts receivable           (8,574)        (1,700)        (5,000)       (15,274)
Decrease in trade credits                   78,967             --             --         78,967
Increase in accounts payable                80,767        123,598         60,872        377,714

Capital stock issued for:
Expenses and services                       30,350        497,863        276,156      1,377,939

Net Cash from Operations                    70,780         29,150        (33,134)      (573,371)

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase of securities                     (25,943)        (9,600)            --        (35,543)
Purchase of real property and leases       (60,162)        (6,600)       (66,762)
Purchase of equipment                      (13,725)        (5,000)        (3,802)       (22,527)

                                           (99,830)       (21,200)        (3,802)      (124,832)
CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from stock subscribed              44,000             --             --         44,000
Proceeds from stock issued                      --             --         37,000        495,862
(Payments) proceeds from notes
payable                                    (14,950)        (8,014)            --        158,341
                                            29,050         (8,014)        37,000        698,203

Net Increase (Decrease) in Cash                 --            (64)            64             --
Cash at Beginning of Period                     64             --

Cash at End of Period                    $       0       $      0       $     64       $      0

   The accompanying notes are an integral part of these financial statements.

                            SYNFUEL TECHNOLOGY, INC.
                          (A Development Stage Company)
                       STATEMENT OF CASH FLOWS (Continued)
     Period from September 22, 1983 (Date of Inception) to November 30,1997

            SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES

                           STATED IN POST SPLIT-SHARES

            Issuance of 28 common shares for shares in Fruitee, Inc. - 1984        8,400
            Issuance of 38 common shares for payment of debt - 1986              110,500
            Issuance of 36 common shares for mining claims - 1988                169,920
            Issuance of 69 preferred shares for payment of debt - 1988            54,906
            Issuance of 177 common shares for rights for magnetic devise - 1989   53,000
            Issuance of 373 common shares for services and expenses - 1990       111,899
            Issuance of 300 common shares for assets, payment of debt,
            services, & expenses - 1991                                           99,000
            Issuance of 14 common shares for assets, payment of debt,
            and services - 1992                                                   10,500
            Issuance of 1,081 common shares for services 1994                      3,244
            Issuance of 500 common shares for services 1995                        1,500
            Issuance of 2,959 common shares for assets, services,
            and expenses - 1995                                                  975,835
            Issuance of 1,956 common shares for services - 1996                  523,800
            Issuance of 500 common shares for prepaid telephone time - 1996       20,000
            Issuance of 3,967 common shares for coal leases
            - Sheridan county, Wyo. - 1996                                        16,520
            Issuance of 7,500 common shares for 24,000 preferred shares -1996  2,400,000
            Issuance of 1,210 common shares for Itex Trade Credits - 1196        318,354
            Issuance of 140,000 common shares for real
            property - Dickinson, Tx  - 1996                                     180,000
            Issuance of 5,982 common shares for equity
            in real property - Louisiana - 1996                                  660,912
            Issuance of 218 common shares for advertising - 1997                   4,350
            Issuance of 1,250 common shares for stock
            subscription receivable - 1997                                       800,000
            Issuance of 130 common shares for services - 1997                     26,000
            Issuance of 194,750 common shares for real
            property - Plaquermine Ps  - 1997                                      7,790
            Issuance of 100,000 common shares for real
            property - Provo, Ut -1997                                           485,000


       The accompanying notes are an integral part of these financial statements.

                             ANDERSEN ANDERSEN & STRONG, L.C.

                            SYNFUEL TECHNOLOGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Company was incorporated on September 22, 1983 under the laws of the state of Utah with authorized common capital stock of 50,000,000 shares at $0.001 par value with the name of Charter Resources, Inc. On April 7, 1988 the articles of incorporation were amended to authorize 20,000,000 shares of cumulative preferred stock at $0.01 par value.

On January 13, 1995 the Company changed its domicile to the state of Nevada in connection with a name change to CTRI, Inc. and on April 20, 1995 the name was changed to Synfuel Technology, Inc.

Starting in April 1989 through August 1997 the Company completed four reverse stock splits of its common capital stock and it's preferred capital stock. This report has been prepared showing after stock split shares from inception.

Since inception the Company has been in the development stage and has been engaged in seeking business opportunities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING: METHODS

The Company recognizes income and expenses based on the accrual method of accounting.

DIVIDEND POLICY

The Company has not yet adopted a policy regarding payment of dividends.

INCOME TAX

At December 31, 1996, the Company had a net operating loss carry forward of $2,838,317. The tax benefit from the loss carry forward has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has no operations and there has been a substantial change in stockholders,

DEPRECIATION

Mobile homes and office equipment owned by the company are shown at cost less accumulated depreciation. Equipment is being depreciated on the straight line method over five and seven years and the mobile homes are depreciated on the straight line method over fifteen years.

EARNINGS (LOSS) PER SHARE

Earnings (loss) per share amounts are computed based on the weighted average number of shares actually outstanding after the stock splits.


FINANCIAL INSTRUMENTS

The carrying amounts of financial instruments, which include the assets and liabilities, are considered by management to be their estimated fair values. These values are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

ESTIMATES AND ASSUMPTIONS

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

3. REAL PROPERTY

During 1996 the Company purchased the real property listed below by the issuance of its common shares and the assumption of installment obligations. The properties were recorded at their fair values, which was considered to be the more clearly evident value for the purchases, except for those noted.

                                                                            1997        1996
                                                                            ----        ----
   28.05 acres - Church  Point,  Louisiana  -  estimated  fair value of
   $15,000 per acre - subject to 8% note payable of $24,143 - monthly
   payments of $546.47                                                     $424,741    $420,000

   10 unit  apartment - Town of  Plaquemine,  Louisiana - estimated fair value  $30,000 per unit - needs  remodeling - not occupied - subject to 8% discounted note payable of $41,211 - monthly
   payments of $500                                                         308,600     306,000
   Residence - sold 1997 - 7,165                                                  -       7,165

   14.6 acres including old buildings - Rosedale, Louisiana - estimated fair  value  of  $34,000  per  acre -  needs  remodeling  for use by potential tenant - not occupied - lease purchase  agreement provides for the  issuance  of 2,435  common  shares of the  Company  and the assumption  of a discounted  note payable of $43,832 with 42 monthly payments of $1,200 with an assumed  interest  rate of 8% - the lease purchase contract of the predecessor provides for an option price of
   $1 at the end of the  lease,  however  it is  unclear  whether  that provision  can be assigned to the Company - for  reporting  purposes the value shown is the amount of the discounted note payable of
   $48,832 plus the par value of the stock issued.                           43,932      43,932

   10  acres  including  buildings  -  Town  of  Plaquemine,  Louisiana estimated  fair value  $40,000 per acre - lease  purchase  agreement provides  for the issuance of 194,750  common  shares of the Company and the assumption of a discounted  note payable of $59,777 with 240 monthly  payments of $500 with an assumed  interest rate of 8% - the lease purchase  contract of the  predecessor  provides for an option price of $1 at the end of the lease,  however it is unclear  whether that  provision  can be  assigned  to the  Company  - for  reporting purposes the value shown is the amount of the discounted note
   payable of $59,777 plus the par value of the stock issued.                67,567           -

   Mobile  home  Park including  10  mobile  homes  - Dickinson,  Texas recorded  at an  estimated  fair  value  and  is  shown  at  net  of depreciation - contains 15 mobile home spaces - the present net cash
   flow averages $1,000 per month                                           180,000     180,000

   11.7 acres - Provo Utah - 2 acres approved for subdivision -
   recorded at an estimated fair value                                      485,000           -

                                                                         $1,509,840    $957,697
                                                                         ----------    --------

4. COAL LEASE

On April 22, 1996 the company purchased, non renewable, ten year coal leases, starting March 2, 1996, known as the Ranchester North Property containing 1,292 acres located in Sheridan County, Wyoming by the issuance of 3,967 restricted common shares of the Company. The leases are subject to royalties of 12 1/2% for surface mining and 8% for underground mining and $0.04 per ton with a minimum yearly lease payment of $2,000 per year after two years and $1 yearly per acre for the first five years and $2 yearly per acre for the next five years. The state of Wyoming has the right to increase the rate per acre, from $ 1, after the second year, if no mining activity has been started. The property contains estimated coal reserves of 19,125,000 surface tons and 40,169,300 tons below ground.

Management estimates the cost to begin mining operations to be $2,000,000.

The leases were purchased by the Company from a related party and have been valued for reporting purposes at the predecessor cost.

5. EQUITABLE SECURITIES

The equitable securities consist of 26,148 shares of Arlin Geophysical Services which are reported at cost. There is no active trading market for these shares and therefore the fair value is considered to be the cost.

6. AVAILABLE FOR-SALE-SECURITILES

The available-for-sale securities consists of 4,000 shares of Gold Coast Resources. At the report date there was a limited trading market for these shares at $3 per share and therefore the fair value is considered by management to be the cost.

7. ART

The Company issued its common shares in October and November 1995 in exchange for pieces of artwork. The art consists of two statues and two lithographs which were recorded at appraised values less the cost to sell the works through art galleries.

The statues are copies of the OUTLAW by Frederick Remington, caste from solid silver with each containing 1000 troy ounces, with an approximate weight of 150 lbs. They were recorded at a value of $96,000 each.

The lithographs are by Salvador Dali and were recorded at $4,590 each.

The management intends to use the art in future trades.

8. NOTES PAYABLE
                                                                                            Balances
                                                                                         --------------
T.J. Richard - purchase of equity in 28.05 acres - Church Point, Louisiana -             1997      1996
                                                                                         ----     -----
60 payments of $546.47 per month - 8% interest                                          19,603   23,612

Little Old Corp. - purchase of equity in IO unit apartment - Town of
Plaquemine, Louisiana -                                                                 40,069   41,211
120 payments of $500 per month - assumed 8%  interest

lberville Parish School Board - lease purchase of 14.6 acres with old buildings -
Rosedale Louisiana -42 payments of $1,200 - assumed 8% interest                         27,549   37,349

Iberville Parish School Board - Lease purchase of 10 acres with
buildings - Plaquemine, Louisiana - 240 payments of $500 - assumed 8% interest          59,777      ---
                                                                                        ------   ------
                                                                                       146,998  102,172
            Less current portion                                                        22,436   20,728
                                                                                       -------  -------
                                                                                       124,562   81,444

9.  COMMON STOCK SUBSCRIBED

The Company has received $34,000 for the purchase of 3,400 shares of it's common stock. At the report date the shares had not been issued.

10. COMMON STOCK SUBSCRIPTIONS RECEIVABLE

Included under stock subscriptions receivable are the following assets which are considered to be uncompleted transactions and therefore are reported as a subtraction from the equity section of the balance sheet:

Itex Trade Credits                                                                      1997      1996
------------------                                                                     ------     -----
1996 the company purchased Itex trade credits by the exchange of it's common stock. For reporting  purposes the trade credits  remaining to be used  at the  report  date  are  valued  at 60% of  their  face  amount  and are
considered to be an unrealized asset until used.                                       154,739  233,706

CAPITAL STOCK

On June 26, 1997 the Company purchased 24,000 6% preferred shares of Atlantic
American Holding Company (St Kitts) Limited (a St. Kitts and Nevis Corporation)
with a face value of $250 per share in exchange for 7,500 shares of the
Company's common stock. Part of the quarterly dividends due have been received by the Company, however, on the report date there were $150,500 in arrears. A provision included in the subscription agreement for the purchase of the preferred shares, provides for a return of the Company stock, at the option of the Company, in the event of default. The amount shown is management's "good faith" estimate of the fair value of the shares at the date of the exchange.
2,400,000 2,400,000 Stock subscription receivable On April 1, 1997 the Company issued 1,250 shares of it's common stock for a stock subscription agreement of
$800,000. At the report date $10,000 had been received. 790,000 $3,344,739
$2,633,706

11. GOING CONCERN

See notes3, 4 and 8 for the installment amounts due under various contracts. At the report date the Company did not have sufficient capital to meet those obligations.

Continuation of the Company as a going concern is dependent upon obtaining additional working capital and the management of the Company has developed a strategy, which it believes VAII accomplish this objective through additional equity funding, and long term financing, which will enable the Company to operate in the future.

Management recognizes that, if it is unable to raise additional capital, the Company will lose it's investment in many of its assets.

12. CONTINGENT LIABILITIES

On April 20, 1988 the Company issued 69 (post split) preferred shares, designated as series A, as payment for debt. On December 1, 1991 the board of directors approved the retirement of the preferred stock by the issuance of common stock at the rate of one share of common for two shares of preferred, and during December 1991 and January 1992, 34 shares of the preferred stock were retired. Since that time the Company has been unable to locate the remaining owners' of the preferred shares and has reserved 17 shares of it's common stock to make the exchange. If the exchange cannot be made the liquidation value of the preferred shares still outstanding could amount to $117,000.

                             SYNFUEL TECHNOLOGY, INC
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
              FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1997 AND THE
             YEARS ENDED DECEMBER 31, 1996, AND 1995, AND THE PERIOD
           SEPTEMBER 22, 1983 (DATE OF INCEPTION) TO NOVEMBER 30, 1997


                                                                                      SEPT 22, 1983
                                                                                      (DATE OF INCEPTION) TO
                                  1997                1996                1995        NOVEMBER 30,1997
                                  ----                ----                ----        ----------------
REVENUES                     $55,515.00              73,275          $       -        $ 128,790.00

EXPENSES                        173,399         $ 1,169,726            377,049           3,084,991

NET LOSS                      $(117,884)        $(1,096,451)         $(377,089)       $ (2,956,201)

NET LOSS PER COMMON             $ (0.13)            $ (4.98)           $ (6.58)
SHARE


   The accompanying notes are an integral part of these financial statements.


                        ANDERSEN ANDERSEN & STRONG, L.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     12/8/98                       By:  /s/ Dow Stewart
                                           -------------------------------------
                                           Dow Stewart, Director and President

Date:     12/10/98                      By:  /s/ Eleanora Shumski
                                           -------------------------------------
                                           Eleanora Shumski, Secretary